UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 13, 2014 (Date of earliest event reported)
Houston Wire & Cable Company (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-52046 (Commission File Number)	74-2400498 (IRS Employer Identification Number)

10201 North Loop East, Houston TX (Address of principal executive offices)		77029 (Zip Code)
(713) 609-2110 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release of Houston Wire & Cable Company Earnings dated March 13, 2014

99.2 Press Release of Houston Wire & Cable Company Stock Buyback dated March 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Dated: March 13 ,2014	HOUSTON WIRE & CABLE COMPANY

By: /s/ Nicol G. Graham
Nicol G. Graham
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Houston Wire & Cable Company Earnings dated March 13, 2014

99.2	Press Release of Houston Wire & Cable Company Stock Buyback dated March 13, 2014